EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS SECOND QUARTER 2023 RESULTS
DALLAS – August 1, 2023 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2023. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2023 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2023 with the second quarter ended June 30, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
SECOND QUARTER 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 6.7% to $144.25 during the quarter on a 3.8% increase in Comparable ADR and a 2.8% increase in Comparable Occupancy.
•Net loss attributable to common stockholders was $(30.3) million or $(0.88) per diluted share for the quarter.
•Adjusted EBITDAre was $104.0 million for the quarter, reflecting a growth rate of 8% over the prior year quarter.
•Adjusted funds from operations (AFFO) was $0.78 per diluted share for the quarter.
•Comparable Hotel EBITDA was $117.5 million for the quarter, reflecting a growth rate of 5% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $254.1 million and restricted cash of $150.5 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $19.0 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $344.0 million.
•Capex invested during the quarter was $34.0 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company extended its BAML Highland Pool Loan until April 2024. As part of this extension, the Company paid down the existing loan balance by $45 million.
•During the quarter, the Company refinanced its mortgage loans for the 157-room La Posada de Santa Fe in Santa Fe, New Mexico, which had a final maturity date in November 2023, and the 252-room Hilton Alexandria in Alexandria, Virginia, which had a final maturity date in June 2023. These two loans were the Company’s only final debt maturities in 2023.
•To date, the Company has issued approximately $51 million of its non-traded preferred stock.

AHT Reports Second Quarter Results

August 1, 2023

•During the quarter, the Company extended its KEYS Pool C loan. Subsequent to quarter end, the Company extended its KEYS Pool D loan and its KEYS Pool E loan. In the interest of protecting stockholder value and liquidity, the Company elected not to make the required paydowns to extend its KEYS Pool A loan, its KEYS Pool B loan and its KEYS Pool F loan.
CAPITAL STRUCTURE
As of June 30, 2023, the Company had total loans of $3.7 billion with a blended average interest rate of 7.8%, taking into account in-the-money interest rate caps. Excluding the non-extended KEYS loans, based on the current level of LIBOR and SOFR and the corresponding interest rate caps, approximately 95% of the Company’s debt is effectively fixed and approximately 5% is effectively floating. Excluding the non-extended KEYS loans, currently twelve of the Company’s hotels are in cash traps.
During the quarter, the Company extended its BAML Highland Pool Loan until April 2024. As part of this extension, the Company paid down the existing loan balance by $45 million.
Also, during the quarter, the Company successfully refinanced its mortgage loans for the 157-room La Posada de Santa Fe in Santa Fe, New Mexico, which had a final maturity date in November 2023, and the 252-room Hilton Alexandria in Alexandria, Virginia, which had a final maturity date in June 2023. These two loans were the Company's only final debt maturities in 2023. The new, non-recourse loan totals $98.5 million and has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 4.00%.
During the quarter, the Company extended its KEYS Pool C loan – secured by five hotels with a paydown of approximately $62 million. Subsequent to quarter end, the Company extended its KEYS Pool D loan – secured by five hotels with a paydown of approximately $26 million, and its KEYS Pool E loan – secured by five hotels with a paydown of approximately $41 million. In the interest of protecting stockholder value and liquidity, the Company elected not to make the required paydowns to extend its KEYS Pool A loan – secured by seven hotels, its KEYS Pool B loan – secured by seven hotels, and its KEYS Pool F loan – secured by five hotels. The Company noted that proactively choosing not to extend three of these loan pools improves its balance sheet by lowering leverage and materially improves future cash flows. The combination of the paydowns and the removal of the debt associated with the pools the Company did not extend will lower the Company’s debt by approximately $700 million.
The Company did not pay a dividend on its common stock and common units for the second quarter ended June 30, 2023. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.
The Company commenced the offering of its Non-Traded Preferred Equity during the third quarter of 2022. To date, the Company has issued 1,935,377 shares of its Series J and 90,323 shares of its Series K non-traded preferred stock raising approximately $50.6 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
“During the second quarter, our portfolio delivered strong operating results,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “We’ve been extremely encouraged with the growth in both occupancy and ADR that we’ve been able to achieve and believe that strong performance reflects our high-quality, geographically diverse portfolio. Further, we’re encouraged that the vast majority of our hotels are now out of their cash traps.” Mr. Hays added, “On the capital management

AHT Reports Second Quarter Results

August 1, 2023

front, proactively choosing not to extend three of the KEYS loan pools improves our balance sheet by lowering leverage and materially improves our future cash flows. Looking ahead, our portfolio remains well positioned to outperform and, from a capital structure and balance sheet perspective, we will continue to focus on paying off our corporate financing and raising capital through our non-traded preferred stock.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, August 2, 2023, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Wednesday, August 9, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13739435.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2023 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Wednesday, August 2, 2023, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

AHT Reports Second Quarter Results

August 1, 2023

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2023	December 31, 2022
ASSETS
Investments in hotel properties, net	$3,146,937	$3,118,331
Cash and cash equivalents	251,547	417,064
Restricted cash	167,473	141,962
Accounts receivable, net of allowance of $439 and $501, respectively	57,384	49,809
Inventories	3,918	3,856
Notes receivable, net	5,241	5,062
Investment in unconsolidated entities	10,517	19,576
Deferred costs, net	1,747	2,665
Prepaid expenses	19,612	15,981
Derivative assets, net	36,532	47,182
Operating lease right-of-use assets	44,210	43,921
Other assets	20,861	21,653
Intangible assets, net	797	797
Due from Ashford Inc., net	—	486
Due from related parties, net	2,731	6,570
Due from third-party hotel managers	19,035	22,462
Assets held for sale	11,653	—
Total assets	$3,800,195	$3,917,377

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,715,780	$3,838,543
Finance lease liability	48,186	18,847
Accounts payable and accrued expenses	134,040	115,970
Accrued interest payable	16,321	15,287
Dividends and distributions payable	3,378	3,118
Due to Ashford Inc., net	8,032	—
Due to third-party hotel managers	1,459	1,319
Intangible liabilities, net	2,057	2,097
Operating lease liabilities	44,993	44,661
Other liabilities	4,073	4,326
Liabilities associated with assets held for sale	608	—
Total liabilities	3,978,927	4,044,168

Redeemable noncontrolling interests in operating partnership	22,409	21,550
Series J Redeemable Preferred Stock, $0.01 par value, 1,574,414 and 87,115 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	36,224	2,004
Series K Redeemable Preferred Stock, $0.01 par value, 71,719 and 1,800 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	1,766	44
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at June 30, 2023 and December 31, 2022	12	12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at June 30, 2023 and December 31, 2022	12	12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at June 30, 2023 and December 31, 2022	15	15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at June 30, 2023 and December 31, 2022	13	13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at June 30, 2023 and December 31, 2022	13	13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,493,344 and 34,495,185 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	345	345
Additional paid-in capital	2,384,805	2,383,244
Accumulated deficit	(2,629,447)	(2,534,043)
Total stockholders' equity (deficit) of the Company	(244,232)	(150,389)
Noncontrolling interests in consolidated entities	5,101	—
Total equity (deficit)	(239,131)	(150,389)
Total liabilities and equity/deficit	$3,800,195	$3,917,377

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
REVENUE
Rooms	$293,915	$275,528	$546,870	$470,858
Food and beverage	61,747	54,316	120,738	91,076
Other	19,316	17,423	35,598	31,859
Total hotel revenue	374,978	347,267	703,206	593,793
Other	771	828	1,429	1,440
Total revenue	375,749	348,095	704,635	595,233
EXPENSES
Hotel operating expenses
Rooms	66,035	59,782	125,238	107,786
Food and beverage	41,910	37,610	81,700	64,782
Other expenses	118,959	111,452	232,838	203,500
Management fees	13,773	12,312	26,019	21,866
Total hotel operating expenses	240,677	221,156	465,795	397,934
Property taxes, insurance and other	18,998	17,289	35,535	33,748
Depreciation and amortization	47,154	50,896	95,009	103,016
Advisory services fee:
Base advisory fee	8,249	8,613	16,718	17,348
Reimbursable expenses	3,065	2,364	6,292	4,935
Stock/unit-based compensation	955	1,451	2,245	3,380
Incentive fee	—	(151)	—	—
Corporate, general and administrative:
Stock/unit-based compensation	593	578	629	631
Other general and administrative	4,311	3,932	6,887	6,983
Total operating expenses	324,002	306,128	629,110	567,975
Gain (loss) on disposition of assets and hotel properties	—	181	(24)	284
OPERATING INCOME (LOSS)	51,747	42,148	75,501	27,542
Equity in earnings (loss) of unconsolidated entities	(181)	(151)	(577)	(304)
Interest income	2,310	526	4,867	577
Other income (expense), net	109	84	243	185
Interest expense, net of discount amortization	(85,976)	(45,990)	(164,720)	(87,150)
Amortization of loan costs	(3,614)	(2,403)	(6,385)	(4,802)
Write-off of premiums, loan costs and exit fees	(950)	(971)	(1,370)	(1,698)
Realized and unrealized gain (loss) on derivatives	12,583	6,074	7,168	9,285
INCOME (LOSS) BEFORE INCOME TAXES	(23,972)	(683)	(85,273)	(56,365)
Income tax benefit (expense)	(2,062)	(5,563)	(2,283)	(5,683)
NET INCOME (LOSS)	(26,034)	(6,246)	(87,556)	(62,048)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	349	76	949	448
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(25,685)	(6,170)	(86,607)	(61,600)
Preferred dividends	(3,752)	(3,104)	(6,995)	(6,207)
Deemed dividends on redeemable preferred stock	(826)	—	(1,233)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(30,263)	$(9,274)	$(94,835)	$(67,807)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.88)	$(0.27)	$(2.76)	$(1.98)
Weighted average common shares outstanding – basic	34,429	34,330	34,385	34,300
Diluted:
Net income (loss) attributable to common stockholders	$(0.88)	$(0.27)	$(2.76)	$(1.98)
Weighted average common shares outstanding – diluted	34,429	34,330	34,385	34,300
Dividends declared per common share:	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net income (loss)	$(26,034)	$(6,246)	$(87,556)	$(62,048)
Interest expense and amortization of discounts and loan costs, net	89,590	48,393	171,105	91,952
Depreciation and amortization	47,154	50,896	95,009	103,016
Income tax expense (benefit)	2,062	5,563	2,283	5,683
Equity in (earnings) loss of unconsolidated entities	181	151	577	304
Company's portion of EBITDA of unconsolidated entities	157	(151)	88	(304)
EBITDA	113,110	98,606	181,506	138,603
(Gain) loss on disposition of assets and hotel properties	—	(181)	24	(284)
EBITDAre	113,110	98,425	181,530	138,319
Amortization of unfavorable contract liabilities	18	42	47	95
Transaction and conversion costs	1,033	914	1,152	1,573
Write-off of premiums, loan costs and exit fees	950	971	1,370	1,698
Realized and unrealized (gain) loss on derivatives	(12,583)	(6,074)	(7,168)	(9,285)
Stock/unit-based compensation	1,550	2,038	2,883	4,049
Legal, advisory and settlement costs	—	12	—	37
Other (income) expense, net	(123)	(84)	(243)	(185)
Advisory services incentive fee	—	(151)	—	—
Dead deal costs	—	280	—	280
Company's portion of adjustments to EBITDAre of unconsolidated entities	—	(1)	1	11
Adjusted EBITDAre	$103,955	$96,372	$179,572	$136,592
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net income (loss)	$(26,034)	$(6,246)	$(87,556)	$(62,048)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	349	76	949	448
Preferred dividends	(3,752)	(3,104)	(6,995)	(6,207)
Deemed dividends on redeemable preferred stock	(826)	—	(1,233)	—
Net income (loss) attributable to common stockholders	(30,263)	(9,274)	(94,835)	(67,807)
Depreciation and amortization on real estate	47,154	50,896	95,009	103,016
(Gain) loss on disposition of assets and hotel properties	—	(181)	24	(284)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(349)	(76)	(949)	(448)
Equity in (earnings) loss of unconsolidated entities	181	151	577	304
Company's portion of FFO of unconsolidated entities	(67)	(151)	(354)	(304)
FFO available to common stockholders and OP unitholders	16,656	41,365	(528)	34,477
Deemed dividends on redeemable preferred stock	826	—	1,233	—
Transaction and conversion costs	1,033	914	1,152	1,573
Write-off of premiums, loan costs and exit fees	950	971	1,370	1,698
Unrealized (gain) loss on derivatives	(617)	(6,074)	14,325	(9,285)
Stock/unit-based compensation	1,550	2,038	2,883	4,049
Legal, advisory and settlement costs	—	12	—	37
Other (income) expense, net	(123)	(84)	(243)	(185)
Amortization of credit facility exit fee	4,640	2,896	8,796	5,577
Amortization of loan costs	3,614	2,403	6,385	4,802
Advisory services incentive fee	—	(151)	—	—
Dead deal costs	—	280	—	280
Company's portion of adjustments to FFO of unconsolidated entities	—	(1)	1	11
Adjusted FFO available to common stockholders and OP unitholders	$28,529	$44,569	$35,374	$43,034
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.78	$1.23	$0.97	$1.19
Weighted average diluted shares	36,575	36,356	36,497	36,304

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2023
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (19)	Interest Rate (20)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (21)	Comparable TTM Hotel EBITDA Debt Yield
KEYS Pool A - 7 hotels	June 2023	June 2023	LIBOR (1) + 3.65%	$—	$180,720	$180,720	(3)	$6,169	3.4%	$13,094	7.2%
KEYS Pool B - 7 hotels	June 2023	June 2023	LIBOR (1) + 3.39%	—	174,400	174,400	(3)	2,333	1.3%	8,622	4.9%
KEYS Pool F - 5 hotels	June 2023	June 2023	LIBOR (1) + 3.68%	—	215,120	215,120	(3)	4,267	2.0%	18,392	8.5%
Morgan Stanley Pool - 17 hotels	November 2023	November 2024	LIBOR (1) + 3.13%	—	415,000	415,000	(4)	23,553	5.7%	43,705	10.5%
BAML Indigo Atlanta - 1 hotel	December 2023	December 2024	SOFR (2) + 2.85%	—	15,214	15,214	(5)	(490)	(3.2)%	2,117	13.9%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,269	—	6,269		789	12.6%	1,319	21.0%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	5.49%	9,149	—	9,149		(80)	(0.9)%	1,411	15.4%
Oaktree Capital Term Loan	January 2024	January 2026	14.00%	195,959	—	195,959	(6)	N/A	N/A	N/A	N/A
JPMorgan Chase - 8 hotels	February 2024	February 2025	LIBOR (1) + 3.17%	—	345,000	345,000	(7)	15,856	4.6%	32,739	9.5%
BAML Princeton/Nashville - 2 hotels	March 2024	March 2026	LIBOR (1) + 2.75%	—	240,000	240,000	(8)	24,430	10.2%	37,351	15.6%
BAML Highland Pool - 19 hotels	April 2024	April 2025	LIBOR (1) + 3.47%	—	862,027	862,027	(9)	46,381	5.4%	101,126	11.7%
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	5,691	—	5,691		687	12.1%	1,131	19.9%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	SOFR (2) + 2.00%	—	8,881	8,881	(10)	392	4.4%	768	8.6%
KEYS Pool C - 5 hotels	June 2024	June 2025	LIBOR (1) + 3.86%	—	158,689	158,689	(11)	7,652	4.8%	20,595	13.0%
KEYS Pool D - 5 hotels	June 2024	June 2025	LIBOR (1) + 4.15%	—	262,640	262,640	(12)	18,454	7.0%	26,114	9.9%
KEYS Pool E - 5 hotels	June 2024	June 2025	LIBOR (1) + 2.85%	—	160,000	160,000	(13)	5,490	3.4%	19,216	12.0%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	11,048	—	11,048		469	4.2%	1,708	15.5%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	22,101	—	22,101		989	4.5%	3,087	14.0%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	SOFR (2) + 4.76%	—	86,000	86,000	(14)	8,109	9.4%	15,312	17.8%
Aareal Le Pavillon - 1 hotel	December 2024	December 2027	SOFR (2) + 4.00%	—	37,000	37,000	(15)	(5,697)	(15.4)%	1,341	3.6%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	46,303	—	46,303		3,550	7.7%	8,275	17.9%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	23,036	—	23,036		(597)	(2.6)%	2,579	11.2%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	SOFR (2) + 3.91%	—	98,000	98,000	(16)	1,796	1.8%	14,879	15.2%
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (2) + 4.00%	—	98,450	98,450	(17)	(710)	(0.7)%	10,089	10.2%
Total				$319,556	$3,357,141	$3,676,697		$163,792	4.5%	$384,970	10.5%
Percentage				8.7%	91.3%	100.0%
Weighted average interest rate (18) (20)				10.43%	7.75%	7.98%
All indebtedness is non-recourse with the exception of the term loan.
The amounts do not include amounts related to the consolidation of 815 Commerce Management Member, LLC.
(1)    LIBOR rate was 5.22% at June 30, 2023.
(2)    SOFR rate was 5.14% at June 30, 2023.
(3)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2022. The paydown that was required in order to exercise the fourth one-year extension option was not made. As a result, effective June 2023, this loan was in default in accordance with the terms and conditions of the loan agreement.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in November 2022.
(5)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in December 2022.
(6)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in February 2023.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in March 2023.
(9)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in April 2023.
(10)    This mortgage loan has a SOFR floor of 2.0%.
(11)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in June 2023.
(12)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in June 2023. On July 5, 2023, we repaid $25.6 million of principal, reducing the outstanding principal balance to $237.1 million, in accordance with exercising the fourth extension option.
(13)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in June 2023. On July 7, 2023, we repaid $41.0 million of principal, reducing the outstanding principal balance to $119.0 million, in accordance with exercising the fourth extension option.
(14)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(15)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(16)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(17)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(18)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(19)    The final maturity date assumes all available extension options will be exercised.
(20)    Interest rates do not include default or late payment rates in effect on some mortgage loans.
(21)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2023
(dollars in thousands)
(unaudited)

	2023	2024	2025	2026	2027	Thereafter	Total
KEYS Pool A - 7 hotels (1)	$180,720	$—	$—	$—	$—	$—	$180,720
KEYS Pool B - 7 hotels (1)	174,400	—	—	—	—	—	174,400
KEYS Pool F - 5 hotels (1)	215,120	—	—	—	—	—	215,120
GACC Jacksonville RI - 1 hotel	—	9,036	—	—	—	—	9,036
GACC Manchester RI - 1 hotel	—	6,191	—	—	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	5,580	—	—	—	—	5,580
Southside Bank Ashton - 1 hotel	—	8,881	—	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	10,755	—	—	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	21,522	—	—	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	415,000	—	—	—	—	415,000
BAML Indigo Atlanta - 1 hotel	—	14,987	—	—	—	—	14,987
JPMorgan Chase - 8 hotels	—	—	345,000	—	—	—	345,000
BAML Pool 3 - 3 hotels	—	—	44,413	—	—	—	44,413
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	22,030	—	—	—	22,030
BAML Highland Pool - 19 hotels	—	—	862,027	—	—	—	862,027
KEYS Pool C - 5 hotels	—	—	158,689	—	—	—	158,689
KEYS Pool D - 5 hotels (2)	—	—	262,640	—	—	—	262,640
KEYS Pool E - 5 hotels (3)	—	—	160,000	—	—	—	160,000
Oaktree Capital Term Loan	—	—	—	195,959	—	—	195,959
BAML Princeton/Nashville - 2 hotels	—	—	—	240,000	—	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	—	96,000	—	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	—	86,000	—	—	86,000
Aareal Le Pavillon - 1 hotel	—	—	—	—	35,000	—	35,000
Aareal Alexandria/La Posada	—	—	—	—	—	98,450	98,450
Principal due in future periods	570,240	491,952	1,854,799	617,959	35,000	98,450	3,668,400
Scheduled amortization payments remaining	1,507	2,582	708	2,500	1,000	—	8,297
Total indebtedness	$571,747	$494,534	$1,855,507	$620,459	$36,000	$98,450	$3,676,697
The amounts do not include amounts related to the consolidation of 815 Commerce Management Member, LLC.
(1)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2022. The paydown that was required in order to exercise the fourth one-year extension option was not made. As a result, effective June 2023, this loan was in default in accordance with the terms and conditions of the loan agreement.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in June 2023. On July 5, 2023, we repaid $25.6 million of principal, reducing the outstanding principal balance to $237.1 million, in accordance with exercising the fourth extension option.
(3)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in June 2023. On July 7, 2023, we repaid $41.0 million of principal, reducing the outstanding principal balance to $119.0 million, in accordance with exercising the fourth extension option.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$292,956	$—	$292,956	$274,286	$301	$274,587	6.81%	6.69%
RevPAR	$144.25	$—	$144.25	$135.08	$1,103.15	$135.21	6.79%	6.69%
Occupancy	75.44%	—%	75.44%	73.31%	834.43%	73.41%	2.91%	2.76%
ADR	$191.22	$—	$191.22	$184.26	$132.20	$184.18	3.77%	3.82%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$544,893	$—	$544,893	$468,463	$620	$469,083	16.32%	16.16%
RevPAR	$134.90	$—	$134.90	$115.99	$1,140.85	$116.13	16.30%	16.16%
Occupancy	71.95%	—%	71.95%	65.82%	831.31%	65.93%	9.31%	9.13%
ADR	$187.50	$—	$187.50	$176.22	$137.24	$176.15	6.40%	6.44%

NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$281,143	$—	$281,143	$262,454	$301	$262,755	7.12%	7.00%
RevPAR	$142.29	$—	$142.29	$132.85	$1,103.15	$132.99	7.10%	6.99%
Occupancy	75.58%	—%	75.58%	73.45%	834.43%	73.55%	2.90%	2.75%
ADR	$188.26	$—	$188.26	$180.88	$132.20	$180.80	4.08%	4.13%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$519,938	$—	$519,938	$444,448	$620	$445,068	16.99%	16.82%
RevPAR	$132.30	$—	$132.30	$113.11	$1,140.85	$113.25	16.97%	16.82%
Occupancy	71.97%	—%	71.97%	65.83%	831.31%	65.93%	9.33%	9.16%
ADR	$183.82	$—	$183.82	$171.83	$137.24	$171.77	6.98%	7.02%

NOTES:
(1)    The above comparable information assumes the 98 hotel properties owned and included in the Company’s operations at June 30, 2023, and not under renovation during the three months ended June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Ritz-Carlton Atlanta

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$373,749	$345,651	8.13%	$700,614	$590,640	18.62%
Non-comparable adjustments	—	681		—	1,104
Comparable total hotel revenue	$373,749	$346,332	7.92%	$700,614	$591,744	18.40%

Hotel net income (loss)	$64,836	$55,848	16.09%	$98,835	$55,635	77.65%
Non-comparable adjustments	(50)	527		(57)	1,059
Comparable hotel net income (loss)	$64,786	$56,375	14.92%	$98,778	$56,694	74.23%
Hotel net income (loss) margin	17.35%	16.16%	1.19%	14.11%	9.42%	4.69%
Comparable hotel net income margin	17.33%	16.28%	1.05%	14.10%	9.58%	4.52%

Hotel EBITDA	$117,477	$111,375	5.48%	$208,237	$166,937	24.74%
Non-comparable adjustments	(12)	869		7	1,707
Comparable hotel EBITDA	$117,465	$112,244	4.65%	$208,244	$168,644	23.48%
Hotel EBITDA margin	31.43%	32.22%	(0.79)%	29.72%	28.26%	1.46%
Comparable hotel EBITDA margin	31.43%	32.41%	(0.98)%	29.72%	28.50%	1.22%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$357,262	$329,464	8.44%	$666,594	$558,498	19.35%
Non-comparable adjustments	—	681		—	1,104
Comparable total hotel revenue	$357,262	$330,145	8.21%	$666,594	$559,602	19.12%

Hotel net income (loss)	$62,129	$53,137	16.92%	$91,286	$49,072	86.02%
Non-comparable adjustments	(50)	527		(57)	1,059
Comparable hotel net income (loss)	$62,079	$53,664	15.68%	$91,229	$50,131	81.98%
Hotel net income (loss) margin	17.39%	16.13%	1.26%	13.69%	8.79%	4.90%
Comparable hotel net income margin	17.38%	16.25%	1.13%	13.69%	8.96%	4.73%

Hotel EBITDA	$112,780	$106,391	6.01%	$196,702	$155,658	26.37%
Non-comparable adjustments	(12)	869		7	1,707
Comparable hotel EBITDA	$112,768	$107,260	5.14%	$196,709	$157,365	25.00%
Hotel EBITDA margin	31.57%	32.29%	(0.72)%	29.51%	27.87%	1.64%
Comparable hotel EBITDA margin	31.56%	32.49%	(0.93)%	29.51%	28.12%	1.39%
NOTES:
(1)    The above comparable information assumes the 98 hotel properties owned and included in the Company’s operations at June 30, 2023, and not under renovation during the three months ended June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Ritz-Carlton Atlanta

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023	2023	2023	2023	2022	2022	2022	2022	2022	2022
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$373,749	$—	$373,749	$326,865	$—	$326,865	$315,419	$2,494	$317,913	$326,065	$621	$326,686
Hotel net income (loss)	$64,836	$(50)	$64,786	$33,999	$(7)	$33,992	$25,332	$80	$25,412	$40,944	$(782)	$40,162
Hotel net income (loss) margin	17.35%		17.33%	10.40%		10.40%	8.03%		7.99%	12.56%		12.29%
Hotel EBITDA	$117,477	$(12)	$117,465	$90,760	$19	$90,779	$84,631	$900	$85,531	$94,892	$132	$95,024
Hotel EBITDA margin	31.43%		31.43%	27.77%		27.77%	26.83%		26.90%	29.10%		29.09%

Hotel net income (loss) % of total TTM	39.3%		39.4%	20.6%		20.7%	15.3%		15.5%	24.8%		24.4%
EBITDA % of total TTM	30.3%		30.2%	23.4%		23.3%	21.8%		22.0%	24.5%		24.5%

	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
	TTM	TTM	TTM
Total hotel revenue	$1,342,098	$3,115	$1,345,213
Hotel net income (loss)	$165,111	$(759)	$164,352
Hotel net income (loss) margin	12.30%		12.22%
Hotel EBITDA	$387,760	$1,039	$388,799
Hotel EBITDA margin	28.89%		28.90%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2023	2023	2023	2022	2022	2022	% Variance	% Variance
Atlanta, GA Area	10	1,626	$142.15	$—	$142.15	$135.32	$111.04	$132.33	5.0%	7.4%
Boston, MA Area	2	705	300.70	—	300.70	249.00	—	249.00	20.8%	20.8%
Dallas / Ft. Worth, TX Area	7	1,526	114.40	—	114.40	106.29	—	106.29	7.6%	7.6%
Houston, TX Area	3	692	113.91	—	113.91	98.71	—	98.71	15.4%	15.4%
Los Angeles, CA Metro Area	6	1,619	147.60	—	147.60	141.15	—	141.15	4.6%	4.6%
Miami, FL Metro Area	2	414	161.91	—	161.91	173.36	—	173.36	(6.6)%	(6.6)%
Minneapolis - St. Paul, MN Area	2	520	83.69	—	83.69	66.13	—	66.13	26.6%	26.6%
Nashville, TN Area	1	673	250.63	—	250.63	252.13	—	252.13	(0.6)%	(0.6)%
New York / New Jersey Metro Area	6	1,743	108.94	—	108.94	96.14	—	96.14	13.3%	13.3%
Orlando, FL Area	2	524	132.33	—	132.33	120.76	—	120.76	9.6%	9.6%
Philadelphia, PA Area	3	648	108.71	—	108.71	109.22	—	109.22	(0.5)%	(0.5)%
San Diego, CA Area	2	410	150.79	—	150.79	149.97	—	149.97	0.5%	0.5%
San Francisco - Oakland, CA Metro Area	7	1,547	126.90	—	126.90	120.66	—	120.66	5.2%	5.2%
Tampa, FL Area	2	571	144.22	—	144.22	126.77	—	126.77	13.8%	13.8%
Washington D.C. - MD - VA Area	9	2,426	178.68	—	178.68	159.06	—	159.06	12.3%	12.3%
Other Areas	36	6,672	135.00	—	135.00	131.42	(95.93)	132.47	2.7%	1.9%
Total Portfolio	100	22,316	$144.25	$—	$144.25	$135.08	$1,103.15	$135.21	6.8%	6.7%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2023	2023	2023	2022	2022	2022	% Variance	% Variance
Atlanta, GA Area	10	1,626	$138.66	$—	$138.66	$120.90	$91.31	$117.26	14.7%	18.3%
Boston, MA Area	2	705	218.72	—	218.72	171.92	—	171.92	27.2%	27.2%
Dallas / Ft. Worth, TX Area	7	1,526	116.43	—	116.43	98.76	—	98.76	17.9%	17.9%
Houston, TX Area	3	692	111.68	—	111.68	94.07	—	94.07	18.7%	18.7%
Los Angeles, CA Metro Area	6	1,619	147.93	—	147.93	131.38	—	131.38	12.6%	12.6%
Miami, FL Metro Area	2	414	196.57	—	196.57	186.90	—	186.90	5.2%	5.2%
Minneapolis - St. Paul, MN Area	2	520	67.52	—	67.52	52.50	—	52.50	28.6%	28.6%
Nashville, TN Area	1	673	234.52	—	234.52	216.20	—	216.20	8.5%	8.5%
New York / New Jersey Metro Area	6	1,743	93.06	—	93.06	73.91	—	73.91	25.9%	25.9%
Orlando, FL Area	2	524	139.55	—	139.55	122.05	—	122.05	14.3%	14.3%
Philadelphia, PA Area	3	648	93.55	—	93.55	87.60	—	87.60	6.8%	6.8%
San Diego, CA Area	2	410	139.33	—	139.33	124.74	—	124.74	11.7%	11.7%
San Francisco - Oakland, CA Metro Area	7	1,547	121.12	—	121.12	97.65	—	97.65	24.0%	24.0%
Tampa, FL Area	2	571	167.79	—	167.79	137.50	—	137.50	22.0%	22.0%
Washington D.C. - MD - VA Area	9	2,426	153.65	—	153.65	118.04	—	118.04	30.2%	30.2%
Other Areas	36	6,672	127.83	—	127.83	116.35	(75.33)	117.57	9.9%	8.7%
Total Portfolio	100	22,316	$134.90	$—	$134.90	$115.99	$1,140.85	$116.13	16.3%	16.2%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$2,264	$—	$2,264	3.5%	$2,042	$82	$2,124	3.8%	10.9%	6.6%
Boston, MA Area	2	705	5,668	—	5,668	8.7%	4,522	—	4,522	8.0%	25.3%	25.3%
Dallas / Ft. Worth, TX Area	7	1,526	2,018	—	2,018	3.1%	2,328	—	2,328	4.1%	(13.3)%	(13.3)%
Houston, TX Area	3	692	1,332	—	1,332	2.1%	677	—	677	1.2%	96.8%	96.8%
Los Angeles, CA Metro Area	6	1,619	5,973	—	5,973	9.2%	4,780	—	4,780	8.5%	25.0%	25.0%
Miami, FL Metro Area	2	414	1,082	—	1,082	1.7%	1,198	—	1,198	2.1%	(9.7)%	(9.7)%
Minneapolis - St. Paul, MN Area	2	520	192	—	192	0.3%	(601)	(2)	(603)	(1.1)%	131.9%	131.8%
Nashville, TN Area	1	673	7,002	—	7,002	10.8%	6,686	—	6,686	11.9%	4.7%	4.7%
New York / New Jersey Metro Area	6	1,743	2,367	—	2,367	3.7%	367	—	367	0.7%	545.0%	545.0%
Orlando, FL Area	2	524	1,314	—	1,314	2.0%	659	—	659	1.2%	99.4%	99.4%
Philadelphia, PA Area	3	648	1,119	—	1,119	1.7%	1,000	—	1,000	1.8%	11.9%	11.9%
San Diego, CA Area	2	410	1,539	—	1,539	2.4%	1,560	—	1,560	2.8%	(1.3)%	(1.3)%
San Francisco - Oakland, CA Metro Area	7	1,547	1,044	—	1,044	1.6%	1,309	—	1,309	2.3%	(20.2)%	(20.2)%
Tampa, FL Area	2	571	1,874	—	1,874	2.9%	1,277	—	1,277	2.3%	46.8%	46.8%
Washington D.C. - MD - VA Area	9	2,426	11,706	—	11,706	18.1%	9,341	—	9,341	16.6%	25.3%	25.3%
Other Areas	36	6,672	18,342	(50)	18,292	28.2%	18,703	447	19,150	33.8%	(1.9)%	(4.5)%
Total Portfolio	100	22,316	$64,836	$(50)	$64,786	100.0%	$55,848	$527	$56,375	100.0%	16.1%	14.9%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$5,146	$—	$5,146	5.2%	$1,925	$(245)	$1,680	3.0%	167.3%	206.3%
Boston, MA Area	2	705	2,468	—	2,468	2.5%	1,327	—	1,327	2.3%	86.0%	86.0%
Dallas / Ft. Worth, TX Area	7	1,526	6,764	—	6,764	6.8%	3,445	—	3,445	6.1%	96.3%	96.3%
Houston, TX Area	3	692	2,315	—	2,315	2.3%	897	—	897	1.6%	158.1%	158.1%
Los Angeles, CA Metro Area	6	1,619	11,277	—	11,277	11.4%	7,258	—	7,258	12.8%	55.4%	55.4%
Miami, FL Metro Area	2	414	4,162	—	4,162	4.2%	3,452	—	3,452	6.1%	20.6%	20.6%
Minneapolis - St. Paul, MN Area	2	520	(927)	—	(927)	(0.9)%	(2,053)	—	(2,053)	(3.6)%	54.8%	54.8%
Nashville, TN Area	1	673	11,863	—	11,863	12.0%	10,389	—	10,389	18.3%	14.2%	14.2%
New York / New Jersey Metro Area	6	1,743	597	—	597	0.6%	(4,500)	—	(4,500)	(7.9)%	113.3%	113.3%
Orlando, FL Area	2	524	2,846	—	2,846	2.9%	1,534	—	1,534	2.7%	85.5%	85.5%
Philadelphia, PA Area	3	648	(142)	—	(142)	(0.1)%	(52)	—	(52)	(0.1)%	(173.1)%	(173.1)%
San Diego, CA Area	2	410	2,218	—	2,218	2.2%	2,031	—	2,031	3.6%	9.2%	9.2%
San Francisco - Oakland, CA Metro Area	7	1,547	1,270	—	1,270	1.3%	(2,017)	—	(2,017)	(3.6)%	163.0%	163.0%
Tampa, FL Area	2	571	6,402	—	6,402	6.5%	3,442	—	3,442	6.1%	86.0%	86.0%
Washington D.C. - MD - VA Area	9	2,426	14,105	—	14,105	14.3%	5,369	—	5,369	9.5%	162.7%	162.7%
Other Areas	36	6,672	28,471	(57)	28,414	28.8%	23,188	1,304	24,492	43.1%	22.8%	16.0%
Total Portfolio	100	22,316	$98,835	$(57)	$98,778	100.0%	$55,635	$1,059	$56,694	100.0%	77.6%	74.2%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$6,583	$—	$6,583	5.6%	$5,705	$1,023	$6,728	6.0%	15.4%	(2.2)%
Boston, MA Area	2	705	10,048	—	10,048	8.6%	7,940	—	7,940	7.1%	26.5%	26.5%
Dallas / Ft. Worth, TX Area	7	1,526	5,876	—	5,876	5.0%	6,410	—	6,410	5.7%	(8.3)%	(8.3)%
Houston, TX Area	3	692	2,609	—	2,609	2.2%	1,935	—	1,935	1.7%	34.8%	34.8%
Los Angeles, CA Metro Area	6	1,619	8,164	—	8,164	7.0%	8,087	—	8,087	7.2%	1.0%	1.0%
Miami, FL Metro Area	2	414	2,466	—	2,466	2.1%	2,759	—	2,759	2.5%	(10.6)%	(10.6)%
Minneapolis - St. Paul, MN Area	2	520	1,041	—	1,041	0.9%	257	—	257	0.2%	305.1%	305.1%
Nashville, TN Area	1	673	9,532	—	9,532	8.1%	9,731	—	9,731	8.7%	(2.0)%	(2.0)%
New York / New Jersey Metro Area	6	1,743	6,439	—	6,439	5.5%	4,748	—	4,748	4.2%	35.6%	35.6%
Orlando, FL Area	2	524	2,303	—	2,303	2.0%	2,010	—	2,010	1.8%	14.6%	14.6%
Philadelphia, PA Area	3	648	2,074	—	2,074	1.8%	1,807	—	1,807	1.6%	14.8%	14.8%
San Diego, CA Area	2	410	2,147	—	2,147	1.8%	2,204	—	2,204	2.0%	(2.6)%	(2.6)%
San Francisco - Oakland, CA Metro Area	7	1,547	5,004	—	5,004	4.3%	5,314	—	5,314	4.7%	(5.8)%	(5.8)%
Tampa, FL Area	2	571	2,814	—	2,814	2.4%	2,520	—	2,520	2.2%	11.7%	11.7%
Washington D.C. - MD - VA Area	9	2,426	18,106	—	18,106	15.4%	16,326	—	16,326	14.5%	10.9%	10.9%
Other Areas	36	6,672	32,271	(12)	32,259	27.3%	33,622	(154)	33,468	29.9%	(4.0)%	(3.6)%
Total Portfolio	100	22,316	$117,477	$(12)	$117,465	100.0%	$111,375	$869	$112,244	100.0%	5.5%	4.7%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$14,217	$—	$14,217	6.8%	$9,583	$1,642	$11,225	6.7%	48.4%	26.7%
Boston, MA Area	2	705	11,125	—	11,125	5.3%	8,129	—	8,129	4.8%	36.9%	36.9%
Dallas / Ft. Worth, TX Area	7	1,526	14,552	—	14,552	7.0%	11,562	—	11,562	6.9%	25.9%	25.9%
Houston, TX Area	3	692	5,389	—	5,389	2.6%	3,660	—	3,660	2.2%	47.2%	47.2%
Los Angeles, CA Metro Area	6	1,619	16,100	—	16,100	7.7%	13,803	—	13,803	8.2%	16.6%	16.6%
Miami, FL Metro Area	2	414	7,014	—	7,014	3.4%	6,562	—	6,562	3.9%	6.9%	6.9%
Minneapolis - St. Paul, MN Area	2	520	717	—	717	0.3%	(333)	—	(333)	(0.2)%	315.3%	315.3%
Nashville, TN Area	1	673	17,018	—	17,018	8.2%	15,890	—	15,890	9.4%	7.1%	7.1%
New York / New Jersey Metro Area	6	1,743	8,866	—	8,866	4.3%	4,171	—	4,171	2.5%	112.6%	112.6%
Orlando, FL Area	2	524	4,951	—	4,951	2.4%	4,248	—	4,248	2.5%	16.5%	16.5%
Philadelphia, PA Area	3	648	2,175	—	2,175	1.0%	2,005	—	2,005	1.2%	8.5%	8.5%
San Diego, CA Area	2	410	3,482	—	3,482	1.7%	3,356	—	3,356	2.0%	3.8%	3.8%
San Francisco - Oakland, CA Metro Area	7	1,547	9,467	—	9,467	4.5%	6,101	—	6,101	3.6%	55.2%	55.2%
Tampa, FL Area	2	571	8,314	—	8,314	4.0%	5,936	—	5,936	3.5%	40.1%	40.1%
Washington D.C. - MD - VA Area	9	2,426	27,737	—	27,737	13.3%	19,260	—	19,260	11.4%	44.0%	44.0%
Other Areas	36	6,672	57,113	7	57,120	27.5%	53,004	65	53,069	31.4%	7.8%	7.6%
Total Portfolio	100	22,316	$208,237	$7	$208,244	100.0%	$166,937	$1,707	$168,644	100.0%	24.7%	23.5%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2023
(in thousands, except share price)
(unaudited)

June 30, 2023
Common stock shares outstanding	34,493
Partnership units outstanding	2,063
Combined common stock shares and partnership units outstanding	36,556
Common stock price	$3.73
Market capitalization	$136,354
Series D cumulative preferred stock	$29,361
Series F cumulative preferred stock	$31,276
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$32,710
Series I cumulative preferred stock	$31,323
Series J redeemable preferred stock	$39,368
Series K redeemable preferred stock	$1,793
Indebtedness	$3,676,697
Net working capital (see below)	$(344,011)
Total enterprise value (TEV)	$3,673,171

Cash and cash equivalents	$254,060
Restricted cash	$150,450
Accounts receivable, net	$58,382
Prepaid expenses	$19,711
Due from third-party hotel managers, net	$17,577
Total current assets	$500,180

Accounts payable, net & accrued expenses	$147,478
Dividends and distributions payable	$3,378
Due to affiliates, net	$5,313
Total current liabilities	$156,169

Net working capital	$344,011

Amounts include assets held for sale and liabilities associated with assets held for sale.
The amounts do not include amounts related to the consolidation of 815 Commerce Management Member, LLC.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2023
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Crowne Plaza La Concha Key West	160		x	x	x
Embassy Suites Crystal City	269			x
Embassy Suites Dallas	150			x	x
Hampton Inn Evansville	140	x
Le Pavillon New Orleans	226			x	x
Marriott Sugar Land	300				x
Residence Inn Hartford Manchester	96				x
Residence Inn Phoenix Airport	200	x
Ritz-Carlton Atlanta	444		x
SpringHill Suites Buford Mall of Georgia	97	x
Total		3	2	4	5
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2023 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2023	2023	2022	2022	June 30, 2023
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$64,836	$33,999	$25,332	$40,944	$165,111
Non-property adjustments	(9)	(8)	(127)	1	(143)
Interest income	(248)	(100)	(97)	(47)	(492)
Interest expense	5,137	5,580	4,559	3,556	18,832
Amortization of loan costs	262	282	358	447	1,349
Depreciation and amortization	47,065	47,684	49,181	49,256	193,186
Income tax expense (benefit)	66	22	53	116	257
Non-hotel EBITDA ownership expense	368	3,301	5,372	619	9,660
Hotel EBITDA including amounts attributable to noncontrolling interest	117,477	90,760	84,631	94,892	387,760
Non-comparable adjustments	(12)	19	900	132	1,039
Comparable hotel EBITDA	$117,465	$90,779	$85,531	$95,024	$388,799
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$62,129	$2,707	$64,836	$(46)	$(90,824)	$(26,034)
Non-property adjustments	(9)	—	(9)	—	9	—
Interest income	(222)	(26)	(248)	—	248	—
Interest expense	5,137	—	5,137	—	80,839	85,976
Amortization of loan cost	262	—	262	—	3,352	3,614
Depreciation and amortization	45,082	1,983	47,065	41	48	47,154
Income tax expense (benefit)	66	—	66	—	1,996	2,062
Non-hotel EBITDA ownership expense	335	33	368	6	(374)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	112,780	4,697	117,477	1	(4,706)	112,772
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	181	181
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	157	157
Hotel EBITDA attributable to the Company and OP unitholders	$112,780	$4,697	$117,477	$1	$(4,368)	$113,110
Non-comparable adjustments	(12)	—	(12)
Comparable hotel EBITDA	$112,768	$4,697	$117,465
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$33,999	$46	$(95,567)	$(61,522)
Non-property adjustments	(8)	—	8	—
Interest income	(100)	—	100	—
Interest expense	5,580	—	73,164	78,744
Amortization of loan cost	282	—	2,489	2,771
Depreciation and amortization	47,684	123	48	47,855
Income tax expense (benefit)	22	—	199	221
Non-hotel EBITDA ownership expense	3,301	9	(3,310)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	90,760	178	(22,869)	68,069
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	396	396
Company's portion of EBITDA of unconsolidated entities	—	—	(69)	(69)
Hotel EBITDA attributable to the Company and OP unitholders	$90,760	$178	$(22,542)	$68,396
Non-comparable adjustments	19
Comparable hotel EBITDA	$90,779
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$25,332	$(5)	$(82,014)	$(56,687)
Non-property adjustments	(127)	—	127	—
Interest income	(97)	—	97	—
Interest expense	4,559	—	67,103	71,662
Amortization of loan cost	358	—	2,000	2,358
Depreciation and amortization	49,181	124	48	49,353
Income tax expense (benefit)	53	—	(4,057)	(4,004)
Non-hotel EBITDA ownership expense	5,372	22	(5,394)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	84,631	141	(22,090)	62,682
Equity in (earnings) loss of unconsolidated entities	—	—	353	353
Company's portion of EBITDA of unconsolidated entities	—	—	(222)	(222)
Hotel EBITDA attributable to the Company and OP unitholders	$84,631	$141	$(21,959)	$62,813
Non-comparable adjustments	900
Comparable hotel EBITDA	$85,531
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$40,944	$(30)	$(63,237)	$(22,323)
Non-property adjustments	1	—	(1)	—
Interest income	(47)	—	47	—
Interest expense	3,556	—	54,955	58,511
Amortization of loan cost	447	—	2,065	2,512
Depreciation and amortization	49,256	122	50	49,428
Income tax expense (benefit)	116	—	4,541	4,657
Non-hotel EBITDA ownership expense	619	9	(628)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	94,892	101	(2,208)	92,785
Equity in (earnings) loss of unconsolidated entities	—	—	147	147
Company's portion of EBITDA of unconsolidated entities	—	—	(148)	(148)
Hotel EBITDA attributable to the Company and OP unitholders	$94,892	$101	$(2,209)	$92,784
Non-comparable adjustments	132
Comparable hotel EBITDA	$95,024
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$53,137	$2,711	$55,848	$459	$(62,553)	$(6,246)
Non-property adjustments	2	—	2	(151)	149	—
Interest income	(48)	—	(48)	(1)	49	—
Interest expense	2,643	—	2,643	—	43,347	45,990
Amortization of loan cost	443	—	443	—	1,960	2,403
Depreciation and amortization	48,490	2,233	50,723	124	49	50,896
Income tax expense (benefit)	84	—	84	—	5,479	5,563
Non-hotel EBITDA ownership expense	1,640	40	1,680	17	(1,697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	106,391	4,984	111,375	448	(13,217)	98,606
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	151	151
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(151)	(151)
Hotel EBITDA attributable to the Company and OP unitholders	$106,391	$4,984	$111,375	$448	$(13,217)	$98,606
Non-comparable adjustments	869	—	869
Comparable hotel EBITDA	$107,260	$4,984	$112,244
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$91,285	$7,550	$98,835	$—	$(186,391)	$(87,556)
Non-property adjustments	(17)	—	(17)	—	17	—
Interest income	(322)	(26)	(348)	—	348	—
Interest expense	10,717	—	10,717	—	154,003	164,720
Amortization of loan cost	544	—	544	—	5,841	6,385
Depreciation and amortization	90,866	3,883	94,749	164	96	95,009
Income tax expense (benefit)	88	—	88	—	2,195	2,283
Non-hotel EBITDA ownership expense	3,541	128	3,669	15	(3,684)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	196,702	11,535	208,237	179	(27,575)	180,841
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	577	577
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	88	88
Hotel EBITDA attributable to the Company and OP unitholders	$196,702	$11,535	$208,237	$179	$(26,910)	$181,506
Non-comparable adjustments	7	—	7
Comparable hotel EBITDA	$196,709	$11,535	$208,244
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$49,072	$6,563	$55,635	$726	$(118,409)	$(62,048)
Non-property adjustments	13	—	13	(273)	260	—
Interest income	(55)	—	(55)	(1)	56	—
Interest expense	4,915	—	4,915	—	82,235	87,150
Amortization of loan cost	882	—	882	—	3,920	4,802
Depreciation and amortization	98,087	4,577	102,664	255	97	103,016
Income tax expense (benefit)	99	—	99	—	5,584	5,683
Non-hotel EBITDA ownership expense	2,645	139	2,784	37	(2,821)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	155,658	11,279	166,937	744	(29,078)	138,603
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	304	304
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(304)	(304)
Hotel EBITDA attributable to the Company and OP unitholders	$155,658	$11,279	$166,937	$744	$(29,078)	$138,603
Non-comparable adjustments	1,707	—	1,707
Comparable hotel EBITDA	$157,365	$11,279	$168,644
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,264	$5,668	$2,018	$1,332	$5,973	$1,082	$192	$7,002	$2,367
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(36)	(44)	(4)	—	(26)	(6)	—	—	(10)
Interest expense	805	2,181	—	—	—	—	—	—	—
Amortization of loan costs	6	139	—	—	—	—	—	—	—
Depreciation and amortization	3,620	2,031	3,861	1,271	2,556	1,388	768	2,506	3,955
Income tax expense (benefit)	—	—	—	—	—	—	—	27	—
Non-hotel EBITDA ownership expense	(76)	73	1	6	(339)	2	81	(3)	127
Hotel EBITDA including amounts attributable to noncontrolling interest	6,583	10,048	5,876	2,609	8,164	2,466	1,041	9,532	6,439
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,583	$10,048	$5,876	$2,609	$8,164	$2,466	$1,041	$9,532	$6,439

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,314	$1,119	$1,539	$1,044	$1,874	$11,706	$18,342	$64,836
Non-property adjustments	—	—	—	—	—	23	(32)	(9)
Interest income	(17)	(6)	(13)	(13)	—	(43)	(30)	(248)
Interest expense	—	—	—	219	—	697	1,235	5,137
Amortization of loan costs	—	—	—	38	—	46	33	262
Depreciation and amortization	1,073	899	592	3,364	932	5,665	12,584	47,065
Income tax expense (benefit)	—	—	—	—	—	—	39	66
Non-hotel EBITDA ownership expense	(67)	62	29	352	8	12	100	368
Hotel EBITDA including amounts attributable to noncontrolling interest	2,303	2,074	2,147	5,004	2,814	18,106	32,271	117,477
Non-comparable adjustments	—	—	—	—	—	—	(12)	(12)
Comparable hotel EBITDA	$2,303	$2,074	$2,147	$5,004	$2,814	$18,106	$32,259	$117,465
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,042	$4,522	$2,328	$677	$4,780	$1,198	$(601)	$6,686	$367
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	—	(10)	(1)	—	(6)	—	—	—	(9)
Interest expense	123	1,132	—	—	—	—	—	—	—
Amortization of loan costs	8	133	—	—	—	—	—	—	—
Depreciation and amortization	3,726	2,164	3,944	1,175	3,018	1,519	827	2,559	4,020
Income tax expense (benefit)	—	—	—	—	—	—	—	17	—
Non-hotel EBITDA ownership expense	(194)	(1)	139	83	295	42	31	469	370
Hotel EBITDA including amounts attributable to noncontrolling interest	5,705	7,940	6,410	1,935	8,087	2,759	257	9,731	4,748
Non-comparable adjustments	1,023	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,728	$7,940	$6,410	$1,935	$8,087	$2,759	$257	$9,731	$4,748

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$659	$1,000	$1,560	$1,309	$1,277	$9,341	$18,703	$55,848
Non-property adjustments	—	—	—	—	—	—	2	2
Interest income	(2)	—	(1)	(4)	—	(8)	(7)	(48)
Interest expense	—	—	—	226	—	563	599	2,643
Amortization of loan costs	—	—	—	38	—	66	198	443
Depreciation and amortization	1,341	1,156	629	3,650	1,185	6,283	13,527	50,723
Income tax expense (benefit)	—	—	—	—	—	—	67	84
Non-hotel EBITDA ownership expense	12	(349)	16	95	58	81	533	1,680
Hotel EBITDA including amounts attributable to noncontrolling interest	2,010	1,807	2,204	5,314	2,520	16,326	33,622	111,375
Non-comparable adjustments	—	—	—	—	—	—	(154)	869
Comparable hotel EBITDA	$2,010	$1,807	$2,204	$5,314	$2,520	$16,326	$33,468	$112,244
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$5,253	$2,386	$7,054	$2,489	$11,388	$4,162	$(806)	$11,863	$842
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(39)	(44)	(7)	—	(41)	(8)	—	—	(16)
Interest expense	1,589	4,256	—	—	—	—	—	—	—
Amortization of loan costs	11	276	—	—	—	—	—	—	—
Depreciation and amortization	7,223	4,077	7,708	2,505	5,142	2,830	1,545	5,037	7,989
Income tax expense (benefit)	—	—	—	—	—	—	—	48	—
Non-hotel EBITDA ownership expense	287	92	87	569	(279)	30	99	70	296
Hotel EBITDA including amounts attributable to noncontrolling interest	14,324	11,043	14,842	5,563	16,210	7,014	838	17,018	9,111
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$14,324	$11,043	$14,842	$5,563	$16,210	$7,014	$838	$17,018	$9,111

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,846	$(138)	$2,248	$1,688	$6,529	$14,389	$29,506	$101,699
Non-property adjustments	—	—	—	—	—	23	(40)	(17)
Interest income	(33)	(9)	(20)	(28)	—	(57)	(46)	(348)
Interest expense	—	—	—	436	—	1,943	2,493	10,717
Amortization of loan costs	—	—	—	77	—	114	66	544
Depreciation and amortization	2,195	1,863	1,185	6,809	1,870	11,478	25,293	94,749
Income tax expense (benefit)	—	—	—	—	—	—	40	88
Non-hotel EBITDA ownership expense	(57)	463	99	903	42	131	838	3,670
Hotel EBITDA including amounts attributable to noncontrolling interest	4,951	2,179	3,512	9,885	8,441	28,021	58,150	211,102
Non-comparable adjustments	—	—	—	—	—	—	7	7
Comparable hotel EBITDA	$4,951	$2,179	$3,512	$9,885	$8,441	$28,021	$58,157	$211,109
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$5,146	$2,468	$6,764	$2,315	$11,277	$4,162	$(927)	$11,863	$597
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(39)	(44)	(7)	—	(41)	(8)	—	—	(16)
Interest expense	1,589	4,256	—	—	—	—	—	—	—
Amortization of loan costs	11	276	—	—	—	—	—	—	—
Depreciation and amortization	7,223	4,077	7,708	2,505	5,142	2,830	1,545	5,037	7,989
Income tax expense (benefit)	—	—	—	—	—	—	—	48	—
Non-hotel EBITDA ownership expense	287	92	87	569	(278)	30	99	70	296
Hotel EBITDA including amounts attributable to noncontrolling interest	14,217	11,125	14,552	5,389	16,100	7,014	717	17,018	8,866
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$14,217	$11,125	$14,552	$5,389	$16,100	$7,014	$717	$17,018	$8,866

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,846	$(142)	$2,218	$1,270	$6,402	$14,105	$28,471	$98,835
Non-property adjustments	—	—	—	—	—	23	(40)	(17)
Interest income	(33)	(9)	(20)	(28)	—	(57)	(46)	(348)
Interest expense	—	—	—	436	—	1,943	2,493	10,717
Amortization of loan costs	—	—	—	77	—	114	66	544
Depreciation and amortization	2,195	1,863	1,185	6,809	1,870	11,478	25,293	94,749
Income tax expense (benefit)	—	—	—	—	—	—	40	88
Non-hotel EBITDA ownership expense	(57)	463	99	903	42	131	836	3,669
Hotel EBITDA including amounts attributable to noncontrolling interest	4,951	2,175	3,482	9,467	8,314	27,737	57,113	208,237
Non-comparable adjustments	—	—	—	—	—	—	7	7
Comparable hotel EBITDA	$4,951	$2,175	$3,482	$9,467	$8,314	$27,737	$57,120	$208,244
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended June 30, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$6,169	$2,333	$7,652	$18,454	$5,490	$4,267	$46,381	$23,553	$15,856	$3,550	$989
Non-property adjustments	—	—	(76)	—	—	(25)	(203)	(32)	—	—	—
Interest income	(64)	(33)	(9)	—	—	(17)	(86)	(74)	(177)	(32)	—
Interest expense	—	—	—	—	—	—	—	—	4	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	6,690	6,119	12,616	7,011	12,764	13,818	50,625	18,744	17,460	4,535	2,055
Income tax expense (benefit)	—	—	—	—	1	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	299	203	412	649	961	349	4,409	1,514	(21)	222	43
Hotel EBITDA including amounts attributable to noncontrolling interest	13,094	8,622	20,595	26,114	19,216	18,392	101,126	43,705	33,122	8,275	3,087
Non-comparable adjustments	—	—	—	—	—	—	—	—	(383)	—	—
Comparable hotel EBITDA	$13,094	$8,622	$20,595	$26,114	$19,216	$18,392	$101,126	$43,705	$32,739	$8,275	$3,087

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$469	$24,430	$(710)	$392	$(490)	$1,796	$8,109	$(80)	$(5,697)	$687	$789
Non-property adjustments	—	(23)	24	—	—	—	—	—	272	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	5,473	—	1,014	7,630	—	—	2,747	—	—
Amortization of loan costs	—	—	342	—	28	546	—	—	282	—	—
Depreciation and amortization	1,000	12,999	4,914	359	1,544	4,817	6,868	1,477	3,684	374	417
Income tax expense (benefit)	—	84	—	—	—	—	—	—	—	64	108
Non-hotel EBITDA ownership expense	239	(139)	46	17	21	90	119	14	53	6	5
Hotel EBITDA including amounts attributable to noncontrolling interest	1,708	37,351	10,089	768	2,117	14,879	15,096	1,411	1,341	1,131	1,319
Non-comparable adjustments	—	—	—	—	—	—	216	—	—	—	—
Comparable hotel EBITDA	$1,708	$37,351	$10,089	$768	$2,117	$14,879	$15,312	$1,411	$1,341	$1,131	$1,319

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(597)	$716	$603	$165,111
Non-property adjustments	—	(81)	1	(143)
Interest income	—	—	—	(492)
Interest expense	887	—	1,077	18,832
Amortization of loan costs	151	—	—	1,349
Depreciation and amortization	2,006	(3)	293	193,186
Income tax expense (benefit)	—	—	—	257
Non-hotel EBITDA ownership expense	132	5	12	9,660
Hotel EBITDA including amounts attributable to noncontrolling interest	2,579	637	1,986	387,760
Non-comparable adjustments	—	(637)	1,843	1,039
Comparable hotel EBITDA	$2,579	$—	$3,829	$388,799
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$2,028	$1,328	$2,437	$6,336	$3,486	$1,543	$19,043	$7,798	$5,123	$1,256	$319
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(28)	(12)	(6)	—	—	(10)	(86)	(34)	(56)	(16)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,741	1,528	3,018	1,429	3,016	3,366	12,188	4,690	4,343	1,087	619
Income tax expense (benefit)	—	—	—	—	1	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	47	(25)	70	56	191	63	180	82	(213)	(58)	9
Hotel EBITDA including amounts attributable to noncontrolling interest	3,788	2,819	5,519	7,821	6,694	4,962	31,325	12,536	9,198	2,269	947
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,788	$2,819	$5,519	$7,821	$6,694	$4,962	$31,325	$12,536	$9,198	$2,269	$947

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$67	$8,159	$737	$120	$(55)	$2,588	$3,353	$61	$(1,662)	$225	$283
Non-property adjustments	—	—	24	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,101	—	302	2,181	—	—	831	—	—
Amortization of loan costs	—	—	46	—	6	139	—	—	33	—	—
Depreciation and amortization	233	3,217	1,282	85	383	1,175	1,592	304	927	90	89
Income tax expense (benefit)	—	27	—	—	—	—	—	—	—	9	29
Non-hotel EBITDA ownership expense	(7)	31	(26)	4	(101)	34	7	4	10	2	2
Hotel EBITDA including amounts attributable to noncontrolling interest	293	11,434	3,164	209	535	6,117	4,952	369	139	326	403
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$293	$11,434	$3,164	$209	$535	$6,117	$4,952	$369	$139	$326	$403

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(47)	$49	$261	$64,836
Non-property adjustments	—	(33)	—	(9)
Interest income	—	—	—	(248)
Interest expense	219	—	502	5,137
Amortization of loan costs	38	—	—	262
Depreciation and amortization	531	—	132	47,065
Income tax expense (benefit)	—	—	—	66
Non-hotel EBITDA ownership expense	—	(5)	11	368
Hotel EBITDA including amounts attributable to noncontrolling interest	741	11	906	117,477
Non-comparable adjustments	—	(11)	(1)	(12)
Comparable hotel EBITDA	$741	$—	$905	$117,465
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$2,807	$(231)	$2,568	$4,336	$(1,526)	$(34)	$11,888	$6,919	$3,497	$1,548	$122
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(18)	(9)	(2)	—	—	(3)	—	(19)	(41)	(8)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,697	1,533	3,119	1,834	3,127	3,389	12,376	4,527	4,310	1,104	560
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	55	93	44	58	796	70	699	714	212	11	13
Hotel EBITDA including amounts attributable to noncontrolling interest	4,541	1,386	5,729	6,228	2,397	3,422	24,963	12,141	7,979	2,655	695
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,541	$1,386	$5,729	$6,228	$2,397	$3,422	$24,963	$12,141	$7,979	$2,655	$695

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$311	$5,381	$(1,888)	$21	$(216)	$(2,195)	$1,927	$84	$(1,366)	$87	$100
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,705	—	281	2,075	—	—	796	—	—
Amortization of loan costs	—	—	68	—	6	137	—	—	33	—	—
Depreciation and amortization	229	3,247	1,245	87	390	1,189	1,652	338	910	89	94
Income tax expense (benefit)	—	22	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	216	117	16	2	50	19	14	3	22	3	3
Hotel EBITDA including amounts attributable to noncontrolling interest	756	8,767	1,146	110	511	1,225	3,593	425	395	179	197
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$756	$8,767	$1,146	$110	$511	$1,225	$3,593	$425	$395	$179	$197

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(444)	$(9)	$312	$33,999
Non-property adjustments	—	(8)	—	(8)
Interest income	—	—	—	(100)
Interest expense	217	—	505	5,580
Amortization of loan costs	38	—	—	282
Depreciation and amortization	507	(5)	136	47,684
Income tax expense (benefit)	—	—	—	22
Non-hotel EBITDA ownership expense	68	3	—	3,301
Hotel EBITDA including amounts attributable to noncontrolling interest	386	(19)	953	90,760
Non-comparable adjustments	—	19	—	19
Comparable hotel EBITDA	$386	$—	$953	$90,779
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$830	$31	$690	$3,468	$(875)	$1,368	$6,449	$4,196	$3,581	$783	$63
Non-property adjustments	—	—	(76)	—	—	(25)	(203)	(32)	—	—	—
Interest income	(14)	(9)	(1)	—	—	(3)	—	(16)	(47)	(7)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,701	1,565	3,230	1,836	3,264	3,509	12,858	4,879	4,403	1,130	490
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	177	108	218	242	225	164	3,250	502	80	86	13
Hotel EBITDA including amounts attributable to noncontrolling interest	2,694	1,695	4,061	5,546	2,614	5,013	22,354	9,529	8,018	1,992	566
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,694	$1,695	$4,061	$5,546	$2,614	$5,013	$22,354	$9,529	$8,018	$1,992	$566

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$14	$5,220	$(522)	$237	$(71)	$(504)	$1,611	$(102)	$(1,022)	$115	$131
Non-property adjustments	—	(6)	—	—	—	—	—	—	272	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,517	—	247	1,868	—	—	631	—	—
Amortization of loan costs	—	—	67	—	8	136	—	—	109	—	—
Depreciation and amortization	261	3,273	1,216	93	387	1,229	1,765	395	917	97	116
Income tax expense (benefit)	—	15	—	—	—	—	—	—	—	13	25
Non-hotel EBITDA ownership expense	8	109	36	2	61	18	29	4	16	2	—
Hotel EBITDA including amounts attributable to noncontrolling interest	283	8,611	2,314	332	632	2,747	3,405	297	923	227	272
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$283	$8,611	$2,314	$332	$632	$2,747	$3,405	$297	$923	$227	$272

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(416)	$27	$30	$25,332
Non-property adjustments	—	(58)	1	(127)
Interest income	—	—	—	(97)
Interest expense	225	—	70	4,559
Amortization of loan costs	38	—	—	358
Depreciation and amortization	540	2	25	49,181
Income tax expense (benefit)	—	—	—	53
Non-hotel EBITDA ownership expense	21	—	1	5,372
Hotel EBITDA including amounts attributable to noncontrolling interest	408	(29)	127	84,631
Non-comparable adjustments	—	29	871	900
Comparable hotel EBITDA	$408	$—	$998	$85,531
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$504	$1,205	$1,957	$4,314	$4,405	$1,390	$9,001	$4,640	$3,655	$(37)	$485
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(4)	(3)	—	—	—	(1)	—	(5)	(33)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,551	1,493	3,249	1,912	3,357	3,554	13,203	4,648	4,404	1,214	386
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	20	27	80	293	(251)	52	280	216	(100)	183	8
Hotel EBITDA including amounts attributable to noncontrolling interest	2,071	2,722	5,286	6,519	7,511	4,995	22,484	9,499	7,927	1,359	879
Non-comparable adjustments	—	—	—	—	—	—	—	—	(383)	—	—
Comparable hotel EBITDA	$2,071	$2,722	$5,286	$6,519	$7,511	$4,995	$22,484	$9,499	$7,544	$1,359	$879

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$77	$5,670	$963	$14	$(148)	$1,907	$1,218	$(123)	$(1,647)	$260	$275
Non-property adjustments	—	(17)	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,150	—	184	1,506	—	—	489	—	—
Amortization of loan costs	—	—	161	—	8	134	—	—	107	—	—
Depreciation and amortization	277	3,262	1,171	94	384	1,224	1,859	440	930	98	118
Income tax expense (benefit)	—	20	—	—	—	—	—	—	—	42	54
Non-hotel EBITDA ownership expense	22	(396)	20	9	11	19	69	3	5	(1)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	376	8,539	3,465	117	439	4,790	3,146	320	(116)	399	447
Non-comparable adjustments	—	—	—	—	—	—	216	—	—	—	—
Comparable hotel EBITDA	$376	$8,539	$3,465	$117	$439	$4,790	$3,362	$320	$(116)	$399	$447

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$310	$649	$—	$40,944
Non-property adjustments	—	18	—	1
Interest income	—	—	—	(47)
Interest expense	226	—	—	3,556
Amortization of loan costs	37	—	—	447
Depreciation and amortization	428	—	—	49,256
Income tax expense (benefit)	—	—	—	116
Non-hotel EBITDA ownership expense	43	7	—	619
Hotel EBITDA including amounts attributable to noncontrolling interest	1,044	674	—	94,892
Non-comparable adjustments	—	(674)	973	132
Comparable hotel EBITDA	$1,044	$—	$973	$95,024
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.